BBIF Government Securities Fund

BBIF Tax-Exempt Fund

Supplement dated February 26, 2016 to the

Prospectus, Summary Prospectuses and Statement of Additional Information

of the Funds, dated January 4, 2016

On February 18, 2016, the Board of Trustees of BBIF Government Securities Fund and BBIF Tax-Exempt Fund (each individually, a “Fund” and collectively, the “Funds”) approved a proposal to close the Funds to new investors and thereafter to liquidate the Funds. Accordingly, effective 4:00 P.M. (Eastern time) on May 20, 2016, each Fund will no longer accept purchase orders from new investors. On or about July 15, 2016 (the “Liquidation Date”), all of the assets of the Funds will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated.

Shareholders may redeem their Fund shares at any time prior to the Liquidation Date.

The Funds may not achieve their investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidations on their tax situation.

Shareholders should retain this Supplement for future reference.

PRSAI-BBIF-GS-TE-0216SUP